IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THIS
                 COLLATERAL TERM SHEET IS BEING FILED IN PAPER


                                  EXHIBIT 99
                             COLLATERAL TERM SHEET

                                      for

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

             Mortgage Pass-Through Certificates, Series 2001-CIBC2